Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the fund. The team currently consists of Kam Poon, Christopher Burton and Andrew Lenskold. Nelson Louie is no longer a member of the team.

Mr. Burton is the lead member of the team and responsible for the commodities exposure of the fund. Messrs. Poon and Lenskold are responsible for assisting with the commodities exposure and for the management of the fixed income securities and cash portion of the fund.

Dated: May 1, 2007	16-0507 for COM-PRO-CMN COM-PRO-LOAD 2007-006